Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[...***...].” A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Entrusted Loan Contract

Contract No.

Type of loan:

Borrower (Party A):  BeiGene (Suzhou) Co., Ltd.

Telephone:

Domicile: E105, 2F, A1 North, 218 Xinghu Rd.	Fax:
Legal representative (responsible person): John Victor Oyler	Post code: 215123

Entrusted Lender (Party B): Suzhou Industrial Park Biotech Development Co., Ltd.
Telephone:
Domicile: 5F, A1 North, 218 Xinghu Rd.	Fax:
Legal representative (responsible person): Pang Junyong	Post code: 215123

Agency (Party C): China Construction Bank Suzhou Industrial Park Branch
Telephone:
Domicile: 8F, CSSD Building, No158 Wangdun Road	Fax:
Responsible person: Wu Nandai	Post code: 215028

Whereas Party B commissions Party C to grant entrusted loan to Party A in accordance with the application of Party A, this Contract is concluded by Party A, Party B and Party C through consultations and binding upon the Parties hereunder.

Clause I                          Amount of Loan

Party B commissions Party C to grant a loan to Party A in the amount of (currency) RMB (in words) One Hundred and Twenty Million Yuan Only.

Clause II                                   Purpose of Loan

Party A shall use the loan for the purpose of procurement, installation and debugging of equipment as well as the renovation of plant (including design and construction). Party A guarantees that such purpose will comply with relevant laws, statutes, regulations and policies of China. Without consent from Party B and written notification to Party C, Party A shall not change the purpose of the loan.

Clause III                              Term of Loan

The term of loan agreed in the Contract is      months, i.e. from September 10, 2015 to September 30, 2019.

In case the starting date of the term of loan under the Contract disagrees with the Loan Transfer Voucher (receipt of the loan, the same hereinafter), the actual payment date stated on the Loan Transfer Voucher issued at the first time of payment shall prevail, and the due date of the loan agreed in Item I of this Clause shall be adjusted according. As integral part of the Contract, the Loan Transfer Voucher has the same legal force as the Contract.

Clause IV                               Loan interest rate, Default Interest Rate, Interest Accrual and Settlement

I.                            Loan interest rate

The loan interest rate under the Contract is annual interest rate, which is (I) below:

(I)                       Fixed interest rate, i.e. 7%, which will remain unchanged during the period of the loan.

(II)                  Floating interest rate, i.e. on the value date, the benchmark interest rate will (“increase” or “decrease”) by   %. From the value date to the date when the total principal and interest under the Contract is repaid, the interest rate will be adjusted once every month according to the benchmark interest rate on the date of adjustment as aforesaid increasing/decreasing percentage. If the adjustment date of interest rate is the corresponding date of the interest rate in the adjustment month, there is no corresponding date to the value date, the last day of the month will be the adjustment date of interest rate.

The benchmark interest rate refers to the loan interest rate of same level for the same period released and implemented by the People’s Bank of China since the value date. After that, if the loan interest rate is adjusted as agreed, the benchmark interest rate refers to the loan interest rate of same level for the same period released and implemented by the People’s Bank of China on the date of adjustment. If the People’s Bank of China does not release the loan interest rate of same level for the same period, the benchmark interest rate refers to the well recognized by the general loan interest rate of same level for the same period by the banks on the date of adjustment, unless otherwise specified.

II.           Default Interest Rate

(I)              Should Party A fail to use the loan according to the purpose set out in the Contract, the default interest rate will increase by 200% of the loan interest rate. If the loan interest rate is adjusted according to Item (II), Article (I) of this Clause, the default interest rate will be modified according to the adjusted loan interest rate and the aforesaid range of upward fluctuation.

Should Party A fail to use the loan for the purpose set out in the Contract, as for the portion misappropriated by Party A, interest and compound interest will be charged according to the default interest rate and the settlement method agreed in the Contract from the date when the loan is not used as set out in the Contract to the date when the total principal and interest is repaid.

(II)         The default interest rate for the overdue loan repayment under the Contract will increase by 150% of loan interest rate. If the loan interest rate is adjusted according to Item (II), Article (I) of this Clause, the default interest rate will be modified according to the adjusted loan interest rate as well as the foregoing range of upward fluctuation.

If the loan repayment is overdue, in respect of the principal and the interest of the loan not repaid on time by Party A (including principal and interest of loan which Party B announces matured entirely or partially), interest and compound interest will be charged from the overdue date to the date when all principal and interest is repaid according to the default interest rate and the method of interest settlement agreed in the Contract. Overdue loan repayment refers to Party A’s failure in repaying on time or Party A’s failure in making repayment in installments according to the schedule as agreed in the Contract. Before the loan is matured, compound interest will be charged on the interest not repaid on time by Party A as well as the loan interest rate and the method of settlement agreed in the Contract.

(III)                    In the event that overdue loan repayment and misappropriation occur simultaneously, default interest and compound interest will be charged at such rate as applied to overdue loan repayment or misappropriation, whichever is higher.

III.         Settlement of Interest

(I)              With regard to the loan applicable to fixed interest rate, interest will be charged according to the rate agreed at the time of settlement. As for the loan applicable to floating interest rate, interest will be charged according to the rate determined in the floating period. In case interest rate fluctuates several times during one interest settlement period, the interests of all fluctuating period shall be calculated first, and then interest of such settlement period will be charged by adding the interests of all floating periods on the date of settlement.

(II)         The interest of the loan under the Contract will be settled via the 2nd method below:

1. Interest shall be settled monthly, and the date of settlement is fixed on the 20th day of every month.

2. Interest shall be settled quarterly, and the date of settlement is fixed on the 20th day of the last month of every quarter.

3. Interest shall be settled yearly, and the date of settlement is fixed on December 20 every year.

Clause V                                    Delivery of Entrusted Capital and Granting of Loan

I.                   Party B shall deliver the entrusted fund in full amount to Party C before the lending date specified in the Notice for Granting Entrusted Loan.

The entrusted loan account under the Contract is not the saving’s account of Party B with Party C. The balance in the account is not the balance of savings of Party B with Party C, and no interest will be accrued on the balance of the account.

II.              Preconditions for Granting Entrusted Loan:

(I)                       Party C has received the entrusted fund which is not seized, frozen or forfeited by any competent authority.

(II)                  The source of the entrusted fund delivered by Party B is legal and in compliance.

(III)             Party C has received the Notice for Granting Entrusted Loan from Party B.

(IV)              In case the loan granted under the Contract is in foreign currency, Party A has opened special account for saving foreign exchange.

(V)                   Neither Party A nor Party B has breached any provisions of the Contract.

(VI)              Other conditions:

Party A guarantees that after the granting of the loan, it will pledge the assets which are formed after procurement, installation and debugging of equipment and renovation of plant (including design and construction) together with the patents of candidate medicines (including but not limited to the [...***...] patent setting pledge procedure guaranteed by BeiGene (Beijing) Co. Ltd.) as the security for the loan, and it will complete registrations in relation to such mortgage and pledge.

III.         In case the amount of entrusted fund actually delivered by Party B is less than the amount of entrusted loan to be granted, Party C will be entitled to refuse to grant.

IV.          The entrusted loan shall be granted according to the schedule agreed in Item (II) below:

(I)              To be granted according to the following schedule:

RMB on ; RMB on ;
RMB on ; RMB on ;
RMB on ; RMB on ;
RMB on ; RMB on ;

(II)         To be subject to the Notice for Granting Entrusted Loan provided by the Principal.

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V.               In case Party C fails to grant the loan as set out in the Contract due to any reason of Party B, Party B shall independently bear the liabilities for Party A, while Party C will not bear any liability.

*Confidential Information, indicated by [...***...], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Clause VI                               Guarantee on the Loan

I.                   The way of guarantee to be adopted for the entrusted loan under the Contract will be the type (II) below:

(I)               Party B will sign the Guarantee Contract by its own.

(II)          Party B commissions Party C to sign the Guarantee Contract in the name of the latter.

II.              In case Party B commissions Party C to sign the Guarantee Contract in the name of the latter, Party C shall cooperate with Party B and agree to accept the commission subject to legal provisions.

III.         Even if the Guarantee Contract is concluded in the name of Party C and even if the guarantee registration takes Party C as the oblige of guarantee, Party C will only act as the agency, with security interests and relevant liabilities and risks to be borne by Party B.

IV.          In case the registration of the guarantee is required, Party B shall proceed by itself. Party C may proceed with the same on behalf of Party B if Party C agrees.

V.               Party B will be responsible for supervising the guarantor and the collateral, unless Party B and Party C have reached written agreement otherwise.

VI.          In case Party B loses the security interests and suffers losses due to Party C’s fault, Party C shall compensate for the direct losses incurred by Party B given the severity of such fault. However, Party C’s liability for compensation shall not overrun the value which is bound to be realized if the security interests are not lost.

Clause VII                          Repayment

I.                   Principles of Repayment

Unless Party A and Party B reach a written agreement otherwise and notify Party C in writing, the repayment of Party A under the Contract shall be made according to the principle of “interest first and principal later, interest cleared along with principal”.

II.              Interest Payment

Party A shall pay the interest due to Party B through Party C on the date of settlement. The first interest payment date is the first interest settlement date after the granting of the loan. When the last loan is repaid, interest shall be settled with the principal.

III.         Repayment of Principal

Party A shall repay the loan principal according to the following schedule:

RMB 60,000,000 on September 30 2018 ; RMB 60,000,000 on September 30 2019;
RMB on ; RMB on ;
RMB on ; RMB on ;
RMB on ; RMB on ;

In case aforesaid principal repayment plan is adjusted, Party A and Party B shall reach another written agreement otherwise and inform Party C in writing.

IV.          Means of Repayment

Party A shall prepare full amount for repaying the loan of the current term in the account opened with Party C on the repayment date agreed in the Contract and before the date of payment of interest and transfer to repay the loan (Party C will also be entitled to charge from the account for repaying the loan), or transfer money from other accounts for repaying the loan.

V.               Repayment in Advance

Subject to the consent of Party A and Party B and written notice to Party C, Party A may repay the loan principal and interest partially or wholly in advance.

In case Party A repays the principal in advance, interest shall be calculated according to the actual period of using the loan and the loan interest rate agreed in the Contract.

In case Party A repays the loan in installments, with regard to the partial advance repayment of the loan principal, repayment shall be made as per the schedule in reverse order. After the advance repayment is made, the outstanding loan shall nevertheless be applicable to the loan interest rate agreed in the Contract.

For the loan repaid in advance, Party C will not return the commission charge on the entrusted loan already collected.

VI.          Remittance of Repayment

(I)              All repayment from Party A shall be returned to Party B through Party C instead of directly to Party B. After receiving the repayment from Party A, Party C shall inform Party B in time.

In case Party B receives repayment directly from Party A, Party B shall inform Party C immediately, and Party B shall send the above sum of repayment to Party C for posting according to normal procedure of repayment.

(II)         Party B shall pay the taxes by itself in case statutory taxes like business tax are required to pay due to its act regarding the entrusted loan, while Party C is not liable to withhold and pay the taxes on behalf of Party B. In case Party C is unable to proceed with its accountings correctly in time or Party C suffers losses due to any act of Party A or Party B, Party A and Party B shall assume joint and several liabilities.

VII.                     Principle of Repayment of Several Matured Loans Co-exist

If among matured loans, there are entrusted loan entrusted by Party B to Party C for issuing to Party A, and the self-loan granted by Party C to Party A, Party A has not expressly indicated which loan is to be repaid with the money, the entrusted self-loan shall be repaid in priority. Party C will also be entitled to charge the money from the account opened by Party A with Party C for repaying its self- loan in priority.

Where several entrusted loans which Party B commissions Party C to grant to Party A are due simultaneously, and Party A has not expressly indicated the purpose for which the loan is repaid, Party B will decide the priority of repayment.

Clause VIII                     Commission Charges and Other Costs

I.                   Party C will be entitled to charge the cost at the rate of 0.1‰ of the loan amount (referred to as “commission charges” hereinafter).

II.              Party B shall pay the commission charges for the entrusted loan to Party C in full amount on time as set out in this Clause, no matter whether Party A has repaid the principal and interest of the loan on time or defaulted. In case the borrowing relationship between Party A and Party B or the entrustment relationship between Party B and Party C becomes ineffective, the commission charges already charged by Party C will not be returned. Party B will still bear the payment obligation for other commission charges payable that are due.

III.         Specific Standards of Commission Charges and Time and Method of Payment:

IV.          In case Party B fails to pay the commission charges as agreed, for each day overdue, Party C will be entitled to charge a penalty at the rate of 0.5‰ of the overdue commission charges, and may charge aforesaid commission charges and penalty from the principal and interest of the entrusted loan collected or any account in any currency opened by Party B with Party C.

V.               Bearing of Expenses:

(I)              Expenses incurred by any party breaching any stipulation set out in the Contract (including but not limited to the actually occurred litigation cost, arbitration cost, assets preservation cost, travelling cost, execution cost, appraisal cost, auction cost, notarization cost, delivery cost, announcement cost and lawyers’ fee, etc.) shall be undertaken by such party.

(II)         For other expenses, the three parties have agreed as follows:

Other expenses involved in the entrusted loan, including but not limited to appraisal cost, lawyers’ fee and registration fee, will all be borne by Party A. Party B will not undertake any cost except the commission charges mentioned in Item I of the Clause.

Clause IX                              Rights and Obligations of Party A

I.                   Rights of Party A

(I)              Party A will be entitled to request Party B informing Party C to grant the entrusted loan as set out in the Contract.

(II)         Party A will be entitled to use the loan according to the purpose agreed in the Contract.

(III) Under the condition of complying with Party B’s stipulations, Party A will be entitled to request Party B for extending the loan. Upon consent from Party B and Party C, the three parties may sign an extension agreement.

(IV)     Party A will be entitled to request Party B and Party C to keep confidential on relevant information provided by it, unless otherwise specified by laws, statutes, regulations or the Contract.

(V)          Party A will be entitled to refuse the demand for bribes from Party B, Party C and their staff, and will be entitled to report to relevant department about aforesaid behaviors or any behavior of Party B and Party C breaching relevant laws and statutes of the state.

II.              Obligations of Party A

(I)              Party A shall use the loan according to the purpose agreed in the Contract instead of embezzling or misappropriating it, and shall actively cooperate with Party B in inspection and supervision of the purpose of the loan under the Contract, provide financial and accounting information as well as relevant files and information related with production and operation as requested by Party B, and guarantee authenticity, completeness and effectiveness of the files and the information provided.

(II)         Under any of the following circumstances, Party A shall inform Party B in writing immediately:

1. Party A encounters contracting, trust (takeover), leasing, shareholding reform, investment, joint operation, merging, consolidating, acquisition, restructure, splitting, joint venture, application for stop for rectification, application for dissolution, being revoked, (being) applied bankruptcy, change of controlling shareholders/actual controllers or transfer of major assets, discontinuation of production, shutdown, being imposed of a substantive fine by authority with competent jurisdiction, being cancelled in registration, revoked business license, involving in significant legal disputes, or production and operation encounter serious difficulty, or financial situation is worsening, or the legal representative or main responsible person cannot perform the duties as usual.

2.                 Party A encounters alteration on industrial and commercial registration items, including name, legal representative (responsible person), domicile, operation scope, registered capital or articles of association of the company (enterprise).

(III)    Party A shall provide operation summary of itself and its parent company (or related enterprise) to Party B according to the request of the latter every quarter.

(IV) Party A shall submit the files including contracts and invoices corresponding to the payment of every loan to the contact person of Party C one workday before the payment.

(V)          Other obligations agreed in the Contract.

Clause X                     Rights and Obligations of Party B

I.                         As the Lender under the Contract, Party B will enjoy all rights and interests as a lender, and bear all obligations, liabilities and risks to be undertaken by the lender.

II.                    Party B shall carry out independent auditing on feasibility, legality and compliance of the loan project, the credit status, the repayment ability and the performance ability of Party A and/or the Guarantor, make independent judgment, and bear independently the risk that the loan cannot be recovered fully on time.

III.               After the entrusted loan is granted, Party B shall keep continuous supervision on Party A’s using the loan, focus on Party A’s operation, financial status and repayment ability, and adopt measures in time when Party A encounters any situation that might affect the realization of Party B’s creditor’s rights. Party C shall assist Party B with adopting relevant measures.

IV.                No matter if Party A has repaid principal and interest of the loan, or has breached the Contract or breached laws, or if the lending relationship is effective, Party B’s obligation to Party C under the Contract will not be affected.

V.                     Party B will be entitled to check and supervise the purpose of Party A’s loan, request Party A providing financial and accounting files as well as information about production and operation status, and keep confidential aforesaid information, unless otherwise requested by laws, statutes, regulations or competent organization.

VI.                After the entrusted loan is matured, Party B shall collect in time, and file litigation against Party A or the Guarantor, apply for execution, declare bankrupted creditor’s rights and adopt other remedial measures allowed by law. Party B shall not request Party C bearing any liability with the excuse that Party B has the obligation to assist with the recovery of the loan.

VII.           The instruction issued by Party B to Party C shall be timely, clear, complete, complies with laws and the stipulations set out in the Contract, otherwise Party C will be entitled to refuse to execute, all consequences caused will be undertaken by Party B. For any act performed by Party C according to the instruction given by Party B, the latter shall bear all legal consequences.

VIII.      Party B should not request Party C to issue deposit certificate in any form for the entrusted capital. Even if Party C has issued such, Party B should not transfer, pledge or make any other disposal on it, and shall return the foregoing deposit certificate to Party C before the latter issues the entrusted loan to Party A, and shall not request Party C paying or bearing any legal liability based on the deposit certificate.

IX.          Other rights and obligations of Party B agreed in the Contract.

Clause XI                              Rights and Obligations of Party C

I.                   Party C shall help Party B supervise if Party A has used the loan according to the purpose agreed in the Contract and has returned principal and interest on time.

Party C’s assistance with supervision refers to:

(I)           Party C shall provide the bank statements of      months of the saving’s account opened by Party A with Party C since each loan is granted to such account under the Contract to Party B.

(II)      Party C shall carry out special account supervision on the payment of every amount of loan under the Contract according to the purpose of loan agreed by Party A and

Party B. Party C shall complete the review on the payment files provided by Party A before payment, and check its basic information for conformity. In case Party Chas any doubt on the usage of the loan, it shall inform both Party A and Party B by email or in writing. Party A and Party B shall negotiate and provide a feedback by email or in written form, and Party C will carry out subsequent business conduction according to the contents of feedback. In case Party C finds that the amount or object of payment disagrees with that in the payment files, it will return the files to Party A and stop proceeding with relevant payment operation.

II.              Party C is entitled to report Party A’s information related to the entrusted loan as well as such information about deposit, loan and settlement of Party A with Party C to Party B.

III.         In case Party A encounters such situations as being cancelled business registration, business license, death, missing or loss of civil conduct, Party C will be entitled to cancel the entrusted agency relationship with Party B, and issue a Notice for Termination of Entrusted Agency Relationship. Such relationship between Party B and Party C as well as all obligations of Party C under the Contract will be terminated on the date stated in the Notice.

IV.          Party C will not bear liabilities for any dispute or illegal or non-compliant behaviors between Party B and Party A.

V.               In case Party A fails to return the entrusted loan fully on time, while Party C makes compensation to Party B based on court judgment or arbitration award, rights of Party B to Party A and the Guarantor will all be transferred to Party C. Party A will not raise any objection on the transfer of aforesaid rights, and guarantees to perform obligations and responsibilities to Party C immediately after receiving the written notice from the latter.

VI.          Party C shall help Party B with recovering the entrusted loan according to the following stipulations:

(I)              Before the maturity of the principal of the entrusted loan (including the maturity of principal to be repaid in installments, same below)

Party C shall make interest accrual and settlement for the entrusted loan as set out in the Contract. After Party A’s repayment every term, Party C shall complete relevant financial treatment and report to Party B about amount repaid by Party A, date, and principal and interest of loan not repaid. After receiving aforesaid financial information report, Party B shall check in time, and shall raise doubt or dissent if any to Party C in written form within 5 workdays after receiving the report. In case losses are caused to Party A or Party B because of Party B’s failure in raising the objection as agreed, Party C will not bear any liability. In case Party A fails to pay the interest of the entrusted loan on the interest settlement date, Party C shall inform Party B in writing.

(II)         After the maturity of the principal of the entrusted loan

1.                 After the maturity of the principal of the entrusted loan, In case Party A has repaid fully on time, Party C shall enter the item into the account according to normal repayment procedure and inform party B in time. In case Party A fails to repay fully on time, Party C shall inform Party B about the overdue in writing, and collect the loan from Party A within 1 month. Party C only needs adopt written form to issue the collection notice according to name, domicile or telephone (fax) number of the recipient provided by Party A or Party B, and thus Party B’s obligation for assisting with the collection of the overdue entrusted loan is performed. In case Party C adopts other approaches for collection, as long as there is evidence, it will be regarded as Party C’s fulfillment of the obligation to assist with the collection.

2.                 Should Party A fail to repay fully on time upon the maturity of the entrusted loan principal, Party B shall sign an Agreement on Management of Overdue Entrusted Loan with Party C otherwise In case Party B wishes to entrust Party C to proceed with the collection of the entrusted loan. In case both parties fail to sign the Agreement on Management of Overdue Entrusted Loan within 1 month after the total loan principal matures, all obligations of Party C under the Contract will be terminated automatically, and Party C will be entitled to settle the account related to the entrusted loan under the Contract.

(III)    In case the lending relationship between Party A and Party B is invalidated or revoked, the entrustment relationship between Party B and Party C is invalidated or revoked, in case that Party C has delivered the entrusted loan to Party A, Party C shall help Party B with taking back the entrusted loan. The assistance methods shall include but not limited to adopting written form to collect and informing Party B about the information about Party A’s savings, loans and settlement with Party C.

(IV)     Party C’s obligation for helping Party B collect the entrusted loan is only restricted to the stipulations in this Clause.

VII.  Party C is not obliged to participate in litigation, arbitration and insolvency procedures related to the entrusted loan and its guarantees, or dispose the debt assets for Party B.

Clause XII                         Liabilities for Breach of Contract

I.                   Situations of Party A’s Breach of Contract and Liabilities for Breach

(I)              Situations of Party A’s Breach of Contract:

1. Breach of any stipulation set out in the Contract;

2. Any situation under which Party B considers might affect the realization of the creditor’s rights.

(II)         Party A’s liabilities for breach

In case of any aforesaid breach, Party B may adopt one or several remedial measures below:

1.                 To request Party A to correct the breaching behavior within certain period, during which if Party A fails to make any correction, Party B may cancel the loan relationship between Party B and Party A;

2.                 To inform Party C to suspend the loan yet to grant;

3.                 To charge default interest (if any) as set out in the Contract;

4.                 To announce principal and interest of loan under the Contract entirely matured and request Party A to discharge immediately;

5.                 Other remedial measures allowed by law.

II.              Party B’s Breach of Contract and Liabilities

(I)              Party B’s Breach of Contract:

1.                 Fails to deliver the entrusted loan to Party C in full amount in time; or fails to grant the entrusted loan as set out in the Contract due to other reasons of Party B;

2.                 The source of the entrusted loan is illegal or not in compliance with any regulation, or any statement and guarantee made by Party B under the Contract is unreal, incorrect or incomplete.

3.                 Party B fails to pay the commissions charges for the entrusted loan in full amount and on time to Party C as set out in the Contract.

4.                 Party B has breached any other stipulation set out in the Contract.

(II)         Party B’s liabilities:

1. Concerning Party B’s breaching behavior, Party A will be entitled to request Party B correcting within restricted period of time, compensating for losses and/or adopting other remedial measures.

2. Party C will be entitled to adopt one or several remedial measures below:

(1) To request Party B correcting its breaching behavior within restricted period of time;

(2) To refuse proceeding with the entrusted loan operation for Party B;

(3) To directly charge the commission charges due by Party B;

(4) To request Party B to compensate for losses;

(5) To cancel the entrustment relationship between Party B and Party C;

(6) Other remedial measures allowed by law.

III.         Situations of Party C’s Breach of Contract and Liabilities for Breach

(I)              After Party B gives the entrusted loan fund to Party C as set out in the Contract, if Party C delays granting the loan to Party A without any proper reason, Party B will be entitled to request Party C to grant the same immediately.

(II)         If Party C fails to perform the obligation to assist with the collection of the loan as set out in the Contract, which causes Party B not able to recover principal and interest of the loan on time, meanwhile Party B has no error, Party C shall bear relevant liabilities for the direct loss incurred by Party B based on the severity of the error.

(III)    If Party C grants loan to Party A without authorization from Party B, the losses caused to Party B will be undertaken by Party C.

XIII           Statement and Guarantee

I. Party A’s Statement and Guarantee

(I) Party A has read all articles of the Contract, mastered and fully understood the definitions of all the articles and the corresponding legal consequences.

(II) The obligations under the Contract that Party A signs and fulfills shall comply with laws, administrative regulations, rules, Article of Association or regulations of internal documents, and obtain approval from internal organizations with authority and/or national competent authorities.

(III) The usage of the entrusted loan under the Contract is legal and of compliance. For the purpose of the project to be approved, the project has obtained approval from competent authorities.

II. Party B’s Statement and Guarantee

(I) Party B has the qualification to entrust others to grant the entrusted loan.

(II) Source of the entrusted loan fund is legal, which is not credit fund or public money deposited under individual’s name or capital for issuing entrusted loans prohibited by laws or regulations.

(III) Party B has the legal right to handle the entrusted capital, and has obtained approval from competent authorities.

(IV) Entrusted loan handling shall not violate or evade national laws, regulations, or administrative supervisory measures, nor damage legal interests of the country, collection or any third parties.

(V) In the entrusted loan service, Party C acts only as the agent of Party B. Party C will not undertake any loan risk, Party C will promise not to recover the loan capital and interest in full amount, or Party C will not provide guarantee in any form for the entrusted loan. In case any staff member of Party C promises to recover the loan capital and interest in any place which is executed with Party B, or in case any staff member of Party C provides any guarantee documents for the entrusted loan, these are not the true meaning of Party C, which has no binding force to Party C.

XIIII                           Miscellaneous

I. Transfer and Collection of Payables

For all payables of Party A or Party B to Party C under the Contract, Party C will be entitled to transfer and collect payables in RMB or other relevant currency from the account opened in China Construction Bank, without notice in advance. In case foreign exchange settlement and sales or foreign exchange trading formalities are required to carry out, Party A or Party B is obliged to provide assistance for Party C, and undertake the exchange rate risks.

II. Use of Party A’s Information

Party A agrees that Party C can query, print, and save Party A’s credit status information through the financial credit information fundamental database and other legal credit institutions. The obtained information can be used to audit the application of entrusted loan, supervise the purpose of the entrusted loan, and assist in recovering the loan. The information also can be used in businesses of China Construction Bank within legal business scope, as well as other usages regulated by laws. Party A also agrees that Party C provide Party A’s information (including credit status and adverse information) to the financial credit information fundamental database and other legal credit institutions, or disclose Party A’s information to other third parties according to the business requirements.

III. Effectiveness of Evidence Recorded by Party C

Unless there are true and definite reverse evidences, Party C’s internal accounting records about the principal, interest, expenses and repayment record of the entrusted loan, notes and vouchers generated during the period of Party A’s withdrawal, repayment, and interest payment, which are made or kept solely by Party C, as well as Party C’s records and vouchers for recalling the loan, all constitute the evidences which can effectively certify the contractual relationship between Party B and Party A, and the condition where Party C fulfills the obligation. Party A and Party B agree not to propose any objection.

IV. Transfer and Inheritance of the Contract

1.                In case Party A intends to transfer the rights and obligations under the Contract, Party A shall obtain the approval in written form from Party B and Party C.

2.                In case Party B intends to transfer the rights and obligations under the Contract, Party B shall obtain the approval in written form from Party C.

3.                In case Party C intends to transfer the rights and obligations under the Contract, Party C shall obtain the approval in written form from Party B. However, because merger and separation occur in China Construction Bank, subsidiary companies are established, as well as organizations or business functions are adjusted, when Party A and Party B are informed of the above adjustment via correspondence or media announcement, Party C may transfer the rights and obligations under the Contract to a third party or the third party may inherit the rights and obligations, but the condition is that the third party shall obtain the legal qualification of operating the business of entrusted loan.

V. Consequences of Voidance or Rescission of the Contract

In case the entrusting relationship and/or loan relationship under the Contract is regarded as invalid or is cancelled, all parties shall handle the matter as follows:

1. The entrusting relationship between Party B and Party C is valid, but the loan relationship between Party A and Party B is regarded as invalid or is cancelled. In this case, Party C will not undertake any legal responsibilities. In addition:

(1) In case Party C does not deliver the entrusted capital to Party A, Party C shall return the entrusted capital to Party B without paying interest.

(2) In case Party C has delivered the entrusted capital to Party A, Party B shall directly require Party A to return the entrusted capital, and Party C shall assist Party B in recalling the entrusted capital. The assistance ways include but are not limited to urge the repayment in written form, inform Party B of Party A’s information about the deposit, loan, settlement in Party C. For the losses that Party B undertakes, Party C will not undertake responsibilities.

(3) In case this causes losses to a third party, Party A and Party B undertake legal responsibilities respectively according to their faults. Party C will not undertake responsibilities

2. In case the entrusting relationship under the Contract is regarded as invalid or is cancelled, but the loan relationship is valid, all parties shall handle the matter as follows:

(1) In case Party C does not deliver the entrusted capital to Party A, Party C shall return the entrusted capital to Party B without paying interest.

(2) In case Party C has delivered the entrusted capital to Party A, Party A and Party B shall negotiate with each other to handle the entrusted capital by laws, and Party C will not undertake responsibilities.

3. In case the entrusting relationship under the Contract is invalid or cancelled, and the loan relationship is invalid or cancelled, all parties shall handle the matter as follows:

(1) In case Party C does not deliver the entrusted capital to Party A, Party C shall return the entrusted capital to Party B without paying interest.

(2) In case Party C has delivered the entrusted capital to Party A, Party B shall directly require Party A to return the entrusted capital, and Party C shall assist Party B in recalling the entrusted capital. The assistance ways include but are not limited to urge the repayment in written form, inform Party B of Party A’s information about the deposit, loan, settlement in Party C. For the losses that Party B undertakes, Party C will not undertake responsibilities.

(3) In case this causes losses to a third party, Party A and Party B undertake legal responsibilities respectively according to their faults. Party C will not undertake responsibilities.

VI.          Party B shall carry out supervision and inspection on Party A and obtain information about Party A through other channels, and Party C shall actively assist. Party C shall report the information about Party A it knows to Party B in time. However, Party C will not be responsible for timeliness, authenticity, completeness, accuracy and effectiveness of the information.

VII.     If Party B waives the creditor’s rights on the entrusted loan under the Contract with consensus of Party A and Party B, the two parties shall issue official letter as well as company resolution documents with legal effectiveness (Resolution of the Board of Shareholders and Resolution of the Board of Directors, etc.) to Party C, and Party C’s obligations under the Contract will be eliminated. However, responsibilities and obligations of Party A and Party B for the payment of expenses already incurred under the Contract will not be affected.

VIII. If the correspondence address or other contact method of any party in the Contract changes, the other parties shall be informed immediately. Losses caused by failure of notification will be undertaken by the party that makes the change.

IX.          Rights enjoyed by Party C as set out in laws or the Contract shall not be interpreted as its obligations. If Party C fails to exercise immediately or waives to exercise, Party A or Party B shall not request Party C bearing any legal liability based on such reason.

X.               Documents and vouchers including Notice of Granting of the Entrusted Loan and Letter of Confirmation related to the entrusted loan under the Contract are all effective comprising part of the Contract.

XI.          The Contract is in sextuplicate.

XII.     Miscellaneous

(I) The capital from the entrusted loan shall only be used for procurement, installation and debugging of equipment and renovation of plant (including design and construction). If Party A changes the purpose of the capital, Party B will be entitled to request Party A to repay the loan received in advance, and Party A shall bear relevant liabilities for the breach of Contract.

(II)         Party A confirms: the completion of the pledge registration procedure for [...***...] patent guaranteed by BeiGene (Beijing) Co., Ltd. will not be later than June 30, 2016, otherwise Party B will be entitled to terminate the Contract and request Party A repaying in advance. Party A shall complete the subsequent fundraising by itself and mortgage the fixed assets purchased by the fund raised by itself to Party B.

(III) The mortgage registration procedure for the equipment purchased by Party A after acquiring the first batch of loan (RMB60,000,000) guaranteed should be completed no later than June 30, 2016, otherwise Party B will be entitled to terminate the Contract and request Party A repaying in advance. Party A shall complete the subsequent fundraising by itself and mortgage the fixed assets purchased by the fund raised by itself to Party B.

(IV) The equipment purchased by Party A with the rest RMB60,000,000 shall also be mortgaged to Party B. Party A shall conduct the mortgage registration procedure within 2 months after obtaining the ownership of the equipment. If Party A fails to actively assist with Party B in handling the mortgage registration procedure, Party B will be entitled to terminate the Contract and request Party A repaying in advance.

XIII.                            Dispute Resolution

Dispute arising from the performance of the Agreement may be solved through negotiation. If negotiation fails, it can be settled by the (I) method below:

(I)              To file a petition to the People’s Court at the domicile of Party C;

(II)         To submit to                           Arbitration Committee (the place of arbitration is    ) for arbitration according to arbitration rules of the Commission then effective at the time of application. The arbitral award is final and binding on both parties.

During the period of litigation or arbitration, the clauses uninvolved in dispute of the Contract shall still be performed.

XIV.                      Effectiveness of Contract

The Contract will enter into force when signed by the legal representatives (responsible persons) or authorized agents of Party A, Party B and Party C and affixed with the official seals of the parties hereunder (in case Party A and Party B are natural persons, signatures only are required).

*Confidential Information, indicated by [...***...], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Party A (official seal):

Legal representative (responsible person) or authorized agent (signature):

[stamp: BeiGene (Suzhou) Co., Ltd.]  /s/ John V. Oyler

Date:	2015/7/20

Party B (official seal):

Legal representative (responsible person) or authorized agent (signature):		[stamp]

[signature]
Date:	2015/7/20

Party C (official seal):

Responsible person or authorized agent (signature):		[stamp] [signature]

Date:	2015/9/2